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                                                                    EXHIBIT 23.6




             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCCOUNTANTS



        As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 22, 1994 on the Financial Statements of Garbage Disposal Service, Inc. included in Republic Industries, Inc.'s Form 8-K/A dated November 30, 1995 and to all references to our Firm included in this registration statement.




                                       FARRIS, COOK & ASSOCIATES


Charlotte, North Carolina
March 15, 1996